UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018 (November 26, 2018)

Commission file number: 333-216143

ADVECO GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	98-1326996
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

(86) 0724-6702631

(Company’s Telephone Number, Including Area Code)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 26, 2018, Adveco Group, Inc., a Nevada corporation (hereinafter referred to as “ADVV” or “Company”) executed an agreement (the “Amendment”) to amend The Share Exchange Agreement (the “Original SEA”) entered among the Company, SunnyTaste Group Inc., a British Virgin Islands limited liability company ( “STGI”), and three STGI stockholders (the “STGI Stockholders”) dated May 8, 2018.

According to the Original SEA, the Company will issue 427,568,548 shares (the “New Shares”) of the Company’s common stock to the STGI Stockholders, and transfer these New Shares to the Stockholders (or their designees), which collectively shall represent 98.5% of the issued and outstanding common stock of the Company immediately after the closing, in exchange for 400,000,000 STGI shares (the STGI Shares”), representing 100% of the issued share capital of STGI. As a result of the exchange of the STGI Shares for the New Shares (the “Share Exchange”), STGI will become a wholly owned subsidiary of the Company and there will be a change of control of the Company following the closing.

The Amendment amended the total number of STGI Shares for Share Exchange from 400,000,000 to 420,000,000, representing 100% of the issued share capital of STGI. The total number of authorized shares of STGI stipulated in the Section 1.02 of the Original SEA was also amended from 400,000,000 to 420,000,000. Schedule A attached to the Original SEA was updated to reflect additional 20,000,000 STGI shares owned by one of the STGI Stockholders. Except the terms referenced above, the remaining provisions of the Original SEA shall not be affected or impaired in any manner.

A copy of the Amendment is incorporated herein by reference and filed as Exhibit 10.1 to this Current Report on Form 8-K. The description of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment of Share Exchange Agreement dated November 9, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adveco Group Inc.

Dated: November 27, 2018	By:	/s/ Xuebing Ma
Xuebing Ma, CEO

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